                               CHESWOLD LANE FUNDS

                 Cheswold Lane International High Dividend Fund

                              Institutional Shares
                                   Prospectus

                                  June 21, 2006
                           (as revised July 28, 2006)

           The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

ADDITIONAL INFORMATION.............................................     Back Cover

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                               RISK/RETURN SUMMARY
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WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund seeks long-term growth of capital and income.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
Under  normal  circumstances,  the Fund  invests at least 80% of its net assets, plus any  borrowings for  investment  purposes (the "80%  policy"),  in dividend paying equity securities (including common, convertible and preferred stocks) of companies  located in developed  markets outside of the United States.  The Fund considers  foreign  developed  markets to consist  of those  countries  that are represented in the Morgan  Stanley  Capital  International,  Inc.(R)EAFE(R)Index
(the "MSCI EAFE  Index").  The MSCI EAFE Index is currently  comprised of common stocks of  companies  that are  located  in 21  developed  countries  in Europe,
Australasia  and the Far East.  The Fund  intends to diversify  its  investments across  different  countries  and regions.  The  percentage of the Fund's assets invested in particular  countries or regions will change from time to time based
on  the  judgment  of  the  Fund's  investment  advisor,   Cheswold  Lane  Asset
Management, LLC (the "Advisor").

The Fund invests in a diversified portfolio of medium-to-large  well-established companies based on the standards of the applicable  country's stock market.  The
Fund will generally invest in companies with market capitalizations in excess of
U.S. $1.5 billion. Typically, the Fund's portfolio will include approximately 45 to 60 issuers.

The Advisor  follows a value style of  investing.  The Advisor  believes  that a portfolio of stocks with high dividend  yields and low  valuations  will deliver superior  risk-adjusted  returns  over time.  Under  normal  circumstances,  the
Advisor  anticipates  that the Fund will have a dividend  yield above the median dividend yield of the MSCI EAFE Index.  Additionally,  the Advisor's  investment strategy  seeks to  construct  a  portfolio  of  foreign  stocks  that  have the potential to increase their dividends over time.

When  selecting  investments  for the Fund, the Advisor first uses the following quantitative  characteristics  to highlight  attractive  stocks for  fundamental research:

     o    Dividend Yield
     o    Enterprise Value/Cash Flow
     o    Return on Invested Capital
     o    Price/Earnings
     o    Dividend Growth Rate
     o    Balance Sheet Strength

The Advisor then performs  bottom-up,  fundamental  research to make  investment decisions for the Fund.  Some of the factors that the Advisor  considers in this process include:

     o    Long term revenue, earnings and dividend growth prospect
     o    Industry and company market trends
     o    Competitive landscape
     o    Research and development productivity/New product innovation
     o    Quality of management
     o    Capital intensity

Generally,  a security  is sold when it reaches  its target  price  based on the
Advisor's  fundamental  valuation  approach or when the Advisor concludes that a company's business or an industry's fundamentals are

weakening relative to the Advisor's  expectations or when the Advisor determines that there are other more attractive investment opportunities.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part  or all of the  money  that  you  invest.  Over  time,  the  value  of your investment  in the Fund will  increase and decrease  according to changes in the value of the stocks in the Fund's portfolio. Because the Fund invests in foreign stocks, it will be affected by risks not typically  associated with U.S. stocks.
These risks include political and economic  instability and different accounting and regulatory standards, as well as reduced liquidity and transparency compared to U.S. markets. In addition,  the Fund will be subject to the risk that changes in the exchange rate between two currencies will adversely  affect the value (in
U.S.  dollar  terms) of an  investment.  Currency  exchange  rates may fluctuate significantly over short periods of time, causing (along with other factors) the
Fund's net asset value to fluctuate,  which, in turn, may cause the value of the
Fund's shares to go up or down.

The Fund's investments in medium capitalization  companies may also increase the volatility of its portfolio  because such companies often have narrower  markets and limited managerial and financial resources compared to those of larger, more established companies.

The Fund's  investment  strategies  may prevent or limit  investments in foreign stocks that are included in the MSCI EAFE Index.  Thus,  the Fund's returns will not necessarily be similar to, or track, the returns of the MSCI EAFE Index. The investments  selected by the Fund's Advisor,  based on its investment style, may also  underperform  the MSCI EAFE Index or other funds with  similar  investment objectives and strategies.

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.

For more  information  about  the  risks  associated  with the  Fund,  see "More
Information on the Risks of Investing in the Fund" on page 6.

WHO SHOULD INVEST IN THE FUND?
The Fund may be an appropriate investment if you:

     o    Have long-term financial goals;
     o    Are  seeking  total  return,  including  dividend  income and  capital appreciation;
     o    Are seeking a diversified  portfolio which includes foreign,  dividend paying stocks; and
     o    Are willing to accept increased  volatility and currency  fluctuations associated with investments in foreign stocks.

PERFORMANCE INFORMATION
Because the Fund commenced operations on June 21, 2006 and has been in operation for less than a full calendar  year,  there is no Fund  performance  information included in this Prospectus.

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                                FEES AND EXPENSES
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---------------------- ----------------------------------- -------------
Shareholder fees       Maximum sales charge (load)                 None
paid directly from     imposed on purchases as a
your investments.      percentage of offering price
                       ----------------------------------- -------------
                       Maximum contingent deferred sales           None
                       charge (load) as a percentage of
                       original purchase price or
                       redemption price, whichever is
                       lower
                       ----------------------------------- -------------
                       Maximum sales charge (load)                 None
                       imposed on reinvested dividends
                       ----------------------------------- -------------
                       Redemption fees(1)                         2.00%
                       ----------------------------------- -------------
                       Exchange fees                               None
---------------------- ----------------------------------- -------------

---------------------- ----------------------------------- -------------
Annual fund            Management fees                            0.90%
operating expenses     ----------------------------------- -------------
are deducted from      Distribution (12b-1) fees                   None
the Fund's assets.     ----------------------------------- -------------
                       Other expenses                             0.98%
                       ----------------------------------- -------------
                       Total operating expenses                   1.88%
                       ----------------------------------- -------------
                       Expenses limitation arrangement(2)        (0.73%)
                       ----------------------------------- -------------
                       Net operating expenses                     1.15%
---------------------- ----------------------------------- -------------

(1)  The 2.00% fee applies to shares sold within 90 days of purchase.
(2)  The Advisor  has  contractually  agreed to waive fees and/or make  payments through  June 30, 2008 in order to keep the Fund's net  operating  expenses
     (excluding any taxes, interest,  brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.15%.

This  example is intended to help you compare the cost of  investing in the Fund to the  cost  of  investing  in  other  mutual  funds  with  similar  investment objectives. The example assumes that you invest $10,000 with an annual 5% return over the time shown and that all  dividends and capital gain  distributions  are reinvested.  This  example  reflects  the net  operating  expenses  with expense waivers for the two-year  contractual  period and the total  operating  expenses without  expense  waivers  for year three.  Because  the Fund had not  commenced operations  prior to the date of this  Prospectus,  the  example is based on the anticipated  expenses of the Fund for the current fiscal year, and do not extend over five- and ten-year periods.  Although your actual expenses may be higher or lower, based on these assumptions your cumulative estimated expenses would be:

-------- -----
1 year   $117
-------- -----
3 years  $522
-------- -----

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          MORE INFORMATION ABOUT THE FUND'S STRATEGIES AND INVESTMENTS
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The Fund's investment  objective is non-fundamental,  which means that it may be changed by the Board of Trustees  without  shareholder  approval.  If the Fund's investment objective were changed, the Fund would notify shareholders before the change  became  effective.  There is no guarantee  that the Fund will be able to achieve its  investment  objective.  The Board of  Trustees  may also change the
Fund's 80% policy on 60-days' prior notice to the Fund's shareholders.

Other,  Non-Principal  Strategies.  In  addition  to  the  principal  strategies previously described, the following are other, non-principal strategies that the
Fund may use:

Investment Company       Such   securities  may  include   registered  or
Securities               unregistered  funds  or  exchange-traded   funds
                         that track the performance of specific  industry
                         sectors or broad market  indexes of a particular
                         country  or region by  investing  in  securities
                         that  comprise  such  sectors  or  indexes.  The
                         Fund may not  invest  more than 10% or its total
                         assets  in  registered   investment   companies,
                         including  no more than 5% of its  total  assets
                         in any one registered investment company.

Options on Securities,   A call option gives the  purchaser of the option
Securities Indices and   the right to buy,  and the  writer  (seller)  of
Foreign Currencies       the  option   the   obligation   to  sell,   the
                         underlying    instrument   during   the   option
                         period.  In order to earn additional  income for
                         the  Fund,  the Fund may  write  (sell)  covered
                         call  options  on any  securities  in which  the
                         Fund  may  invest  or on  any  securities  index
                         consisting   of   securities  in  which  it  may
                         invest.   The  Fund  may  also,  to  the  extent
                         consistent   with   its   investment   policies,
                         purchase  options  on  foreign  currencies.  The
                         Fund   will   only   write   options   that  are
                         "covered,"  meaning  that the Fund will hold the
                         underlying  security or will  designate  cash or
                         liquid   securities   sufficient  to  cover  its
                         obligations  under  the  option  and will  value
                         such   "covered"   assets  on  a  daily   basis.
                         Options  written  by the Fund may be  traded  on
                         either    U.S.   or   foreign    exchanges    or
                         over-the-counter.

Futures Contracts and    Futures      contracts     are     standardized,
Options on Futures       exchange-traded  contracts  that provide for the
Contracts                sale  or  purchase  of  a  specified   financial
                         instrument  or  currency  at a future  time at a
                         specified   price.   An   option  on  a  futures
                         contract  gives the purchaser the right (and the
                         writer of the option the  obligation)  to assume
                         a position in a futures  contract at a specified
                         exercise  price  within a  specified  period  of
                         time.  A  futures   contract  may  be  based  on
                         particular   securities,   foreign   currencies,
                         securities    indices   and   other    financial
                         instruments  and  indices.  The Fund may  engage
                         in  futures   transactions   on  both  U.S.  and
                         foreign exchanges.

Futures Contracts and
Options on Futures
Contracts (con't)

                         The  Fund   may   purchase   and  sell   futures
                         contracts in order to hedge  against  changes in
                         foreign  securities  prices or currency exchange
                         rates,    or    to    otherwise    manage    its
                         diversification   across  various  countries  or
                         industries.  The Fund may write  (sell)  covered
                         call options on futures contracts  involving any
                         security  in which the Fund may invest or on any
                         securities  index  consisting  of  securities in
                         which it may  invest.  The  Fund may also  enter
                         into  closing  purchase  and  sale  transactions
                         with  respect  to such  contracts  and  options.
                         The  Fund  will  only  write  options  that  are
                         "covered,"  meaning  that the Fund will hold the
                         underlying  security or will  designate  cash or
                         liquid   securities   sufficient  to  cover  its
                         obligations  under  the  option  and will  value
                         such "covered" assets on a daily basis.

Preferred Stock,         The  Fund  may   invest   in   preferred   stock
Warrants and Rights      (including    convertible    preferred   stock),
                         warrants  and  rights.   Preferred   stocks  are
                         securities  that  represent an equity  ownership
                         interest  in the  issuer and  typically  provide
                         the holder with claims on the issuer's  earnings
                         and assets  before common stock owners but after
                         bond  owners.   Unlike  debt   securities,   the
                         obligations  of an  issuer of  preferred  stock,
                         including    dividend    and    other    payment
                         obligations,  may not  typically be  accelerated
                         by the  holders of such  preferred  stock on the
                         occurrence  of an  event  of  default  or  other
                         non-compliance  by the  issuer of the  preferred
                         stock.

                         Convertible   preferred  stocks  are  securities
                         that  are   convertible   into   common   stock.
                         Convertible   stocks  generally  offer  dividend
                         yields lower than non-convertible  securities of
                         similar quality.

                         Warrants  and other  rights are options to buy a
                         stated  number of  shares  of common  stock at a
                         specified  price at any time  during the life of
                         the  warrant or right.  The  holders of warrants
                         and  rights  have no voting  rights,  receive no
                         dividends  and have no rights  with  respect  to
                         the assets of the issuer.

Foreign Currency         The   Fund   may   purchase   or  sell   foreign
Transactions             currencies  on a cash basis or  through  forward
                         contracts.   A  forward  contract   involves  an
                         obligation   to  purchase  or  sell  a  specific
                         currency  at a future date at a price set at the
                         time of the  contract.  The Fund may  engage  in
                         foreign   currency   transactions   for  hedging
                         purposes  (that is, to seek to  protect  against
                         anticipated  changes in future foreign  currency
                         exchange  rates).  In  addition,  the  Fund  may
                         enter  into  foreign  currency  transactions  to
                         seek a closer  correlation  between  the  Fund's
                         overall currency exposure.

Temporary Investments    To meet  redemption  requests or when waiting to
                         invest   cash,    the   Fund   may   invest   in
                         high-quality,  short-term instruments, including
                         U.S.   or   foreign    government    securities,
                         commercial   paper,   certificates  of  deposit,
                         bankers'      acceptances     and     repurchase
                         agreements.   The  Fund  may  also   temporarily
                         invest up to 100% of its  assets in cash or cash
                         equivalents  in  response  to  adverse   market,
                         economic  or   political   conditions.   To  the
                         extent  that the Fund holds  these  investments,
                         the  Fund  may  be   unable   to   achieve   its
                         investment objectives.

Representative  Countries.  The  Fund may  purchase  securities  in any  foreign country;  however,  the Advisor currently  anticipates  investing in: Australia,
Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland,
Italy, Japan, the Netherlands, New Zealand, Norway, Portugal,  Singapore, Spain,
Sweden, Switzerland and the United Kingdom. While this is a representative list, the Fund may also invest in other countries.

Portfolio  Turnover.  The Advisor  anticipates  that the Fund's annual portfolio turnover  rate  will be  significantly  below  100%.  A high  rate of  portfolio turnover in any year may increase brokerage  commissions paid and could generate taxes for shareholders on realized investment gains.

Disclosure  of  Portfolio  Holdings  Information.  A  description  of the Fund's policies and procedures  with respect to the disclosure of the Fund's  portfolio holdings is available in the Fund's Statement of Additional Information ("SAI").
A complete list of the Fund's portfolio holdings as of each calendar quarter-end is available on the Fund's website at  www.cheswoldlanefunds.com no earlier than
30 days after a calendar quarter-end.  This information will remain available on the website until the date on which the Fund files its next quarterly  portfolio holdings report on Form N-CSR or Form N-Q with the U.S.  Securities and Exchange
Commission.  The Fund  will also list its top 10  holdings  as of each  calendar month-end  on the  Fund's  website  no  earlier  than 10 days  after a  calendar month-end.  Portfolio  holdings  information posted on the Fund's website may be separately provided to any person commencing the day after it is first published on the Fund's website.

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             MORE INFORMATION ON THE RISKS OF INVESTING IN THE FUND
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An investor should carefully evaluate the Fund's risks before investing. Because of the nature of the Fund, it should be considered a long-term  investment  that typically provides the best results when held for a number of years. The Fund is not a complete,  balanced  investment  plan.  Like other mutual funds, it cannot guarantee  that it will  achieve its  investment  objective.  In addition to the
Fund's  previously  described  principal  risks,  it is also  subject  to other, non-principal  risks which are  described  below.  Please see the Fund's SAI for further discussion of these risks and other risks not discussed here.

Currency Risk       The  market  in  forward  foreign   currency   exchange
                    contracts  and  other  privately   negotiated  currency
                    instruments  offers less protection against defaults by
                    the other party to such  instruments  than is available
                    for currency  instruments  traded on an exchange.  Such
                    contracts   are   subject   to  the   risk   that   the
                    counterparty  to  the  contract  will  default  on  its
                    obligations.    Because   these   contracts   are   not
                    guaranteed by an exchange or  clearinghouse,  a default
                    on a  contract  would  deprive  the Fund of  unrealized
                    profits,   transaction  costs  or  the  benefits  of  a
                    currency  hedge or could  force  the Fund to cover  its
                    purchase  or sale  commitments,  if any, at the current
                    market price.

Derivatives Risk    The  risk  that  loss  may   result   from  the  Fund's
                    investments  in options,  futures and other  derivative
                    instruments.  These  instruments  may be  leveraged  so
                    that small changes may produce  disproportionate losses
                    to the Fund.
                    The   writing   (selling)   of   options  is  a  highly
                    specialized  activity that involves special  investment
                    risks.  The successful  use of options  depends in part
                    on the  ability  of the  Advisor to  anticipate  future
                    price   fluctuations  and  the  degree  of  correlation
                    between  the  options  and   securities  (or  currency)
                    markets.   If  the   Advisor   is   incorrect   in  its
                    expectation   of  changes  in  market   prices  or  its
                    estimation  of the  correlation  between,  on  the  one
                    hand,  the  instruments or indices on which options are
                    written  and   purchased   and,   on  the  other,   the
                    instruments  in the Fund's  investment  portfolio,  the
                    Fund may experience  losses that it would not otherwise
                    incur.  The use of options can also increase the Fund's
                    transaction   costs.   Foreign   and   over-the-counter
                    options  will  present  greater   possibility  of  loss
                    because of their greater illiquidity and credit risks.

                    In  addition,  while the Fund may benefit  from the use
                    of  futures  and  options  on  futures,   unanticipated
                    changes  in  securities  prices  or  currency  exchange
                    rates may result in poorer overall  performance than if
                    the Fund had not entered into any futures  contracts or
                    options   transactions.   Futures  markets  are  highly
                    volatile  and  the  use of  futures  may  increase  the
                    volatility  of the  Fund's  net  asset  value.  Futures
                    contracts  and  options  on  futures  contracts  may be
                    illiquid,  and  exchanges  may  limit  fluctuations  in
                    futures   contract   prices   during  a   single   day.
                    Moreover,  foreign  exchanges  may not provide the same
                    protections as U.S. exchanges.

Liquidity Risk      Liquidity risk is the risk that  investments  cannot be
                    readily  sold within  seven days at  approximately  the
                    price at which  they  have been  valued.  The Fund will
                    not invest  more than 15% of its net assets in illiquid
                    securities.

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                             MANAGEMENT OF THE FUND
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Under the  supervision  of the  Fund's  Board of  Trustees,  the  Advisor  makes investment  decisions for the Fund. For its services to the Fund, the Advisor is entitled  to  receive an annual  fee of 0.90% of the  Fund's  average  daily net assets.  The Adviser has  contracted  to waive its fees and pay expenses so that the Fund's net operating  expenses  (excluding  any taxes,  interest,  brokerage fees, extraordinary expenses and certain insurance costs) do not exceed 1.15%.

A  discussion  regarding  the basis for the Board of  Trustees'  approval of the investment advisory agreement will be available in the Fund's semi-annual report to shareholders for the period ended June 30, 2006.

PORTFOLIO MANAGERS
Eric F. Scharpf and Matthew H. Taylor have day-to-day  responsibility for making investment decisions for the Fund.

ERIC F.  SCHARPF,  a co-founder  of the Advisor,  is a portfolio  manager of the
Fund.  Prior to co-founding  the Advisor in 2006, Mr. Scharpf had been a Partner and Senior  Portfolio  Manager at Chartwell

Investment Partners ("Chartwell") since 2004. At Chartwell,  he managed U.S. and international large cap value equity portfolios.  From 1997 to 2003, Mr. Scharpf was a Portfolio Manager and Research Analyst for Miller Anderson & Sherrerd,  an
institutional  asset management division of Morgan Stanley & Co. He was a member of the  portfolio  management  team that  managed  over $12 billion in large cap equity  portfolios,  including  the Morgan  Stanley  Institutional  Value Trust,
Morgan  Stanley  Institutional  Equity Fund and Morgan Stanley  Dividend  Growth
Fund. Mr.  Scharpf earned a bachelor's  degree in Finance from the University of
Notre Dame and  received an MBA from The  Wharton  School at the  University  of
Pennsylvania.

MATTHEW H. TAYLOR,  a co-founder of the Advisor,  is a portfolio  manager of the
Fund.  Prior to  co-founding  the Advisor in 2006, Mr. Taylor had been a Partner and Portfolio Manager at Chartwell Investment Partners ("Chartwell") since 2004.
At  Chartwell,  he managed  U.S.  large cap value equity  products.  He was also co-portfolio  manager of the  Chartwell  Dividend  and Income Fund, a closed-end fund.  Before joining  Chartwell,  he worked for Miller Anderson & Sherrerd,  an institutional  asset  management  division of Morgan Stanley & Co., from 2000 to
2003 as a member of the portfolio management team of the Morgan Stanley Dividend
Growth Fund,  as well as an Analyst on the Morgan  Stanley  Institutional  Value
Trust.  Mr.  Taylor  earned a  bachelor's  degree in Economics  from  Swarthmore
College  and  received  an MBA from The  Wharton  School  at the  University  of
Pennsylvania.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

SUPPLEMENTAL PERFORMANCE INFORMATION
Portfolio  Manager's Prior Performance.  Shown below is performance  information for a  composite  of  separate  accounts  (the  "Composite")  managed by Eric F.
Scharpf,  one of the Fund's  portfolio  managers,  since  July,  2005,  using an international high dividend strategy with an investment objective,  policies and strategies that are substantially similar to the Fund. For the periods for which performance is provided,  no other person played a significant  role in managing the  Composite.  At June 30, 2006,  the Composite  consisted of one account with approximately $2.2 million in assets. The accounts  comprising the Composite are separate and distinct from the Fund.

The  performance  of the Composite  presented  below does not guarantee  similar results for the Fund and is not the Fund's own historical record. You should not rely on the following performance data as an indication of future performance of the Advisor or of the Fund. In addition,  the performance  information presented for the Composite is current as of the date shown,  but may not be current as of the date you are reviewing this Appendix.  Consequently,  the performance of the
Composite may vary from that shown below.

The investment objectives, policies and strategies of the Fund and the Composite are substantially similar.  However, the performance of the Composite may differ from the  performance of the Fund because of the following  differences  between the Fund and the Composite:

     o    brokerage commissions and dealer spreads,
     o    expenses (including management fees),
     o    the size of the investment in a particular security in relation to the overall portfolio size,
     o    the  timing of  purchases  and sales  (including  the effect of market conditions at that time),
     o    the timing of cash flows into the portfolio, and
     o    the availability of cash for new investments.

The  performance  of the Composite  also may differ from the  performance of the
Fund  because  the  Composite,  unlike  the Fund,  is not  registered  under the
Investment Company Act of 1940 or subject to

certain  provisions  of  the  Internal  Revenue  Code,  and,  consequently,  the
Composite, unlike the Fund, may not be required to:

     o    redeem shares upon request;
     o    meet certain diversification requirements; or
     o    comply  with the tax  restrictions  and  investment  limitations  that govern mutual funds.

If the  Composite had to comply with the foregoing  regulatory  requirements  or restrictions, its performance results may have been adversely affected.

The  foregoing  differences,  however,  do not  alter  the  conclusion  that the investment objectives, strategies and policies of the Fund and the Composite are substantially similar.

Total  Return of  Composite of Similarly  Managed  International  High  Dividend
Paying Accounts

--------------------- --------------- ------------- -------------- -------------
                        Composite      Composite
       Period         Gross of Fees      Net of       MSCI EAFE     MSCI EAFE
                                         Fees *      Value Index      Index
--------------------- --------------- ------------- -------------- -------------
  2nd Quarter 2006       1.71%           1.42%          1.13%         0.70%
--------------------- --------------- ------------- -------------- -------------
  1st Quarter 2006      11.13%          10.84%          9.78%         9.40%
--------------------- --------------- ------------- -------------- -------------
  4th Quarter 2005       3.51%           3.20%          3.82%         4.08%
--------------------- --------------- ------------- -------------- -------------
  Since Inception
       8/1/05           22.39%          21.13%         23.31%        22.79%
--------------------- --------------- ------------- -------------- -------------

* The  accounts  in the  Composite  have  been  charged a  management  fee since inception.  Performance  of the  Composite  net of fees assumes the accounts had been charged a management fee of 1.15%, which, pursuant to an expense limitation with the Advisor,  will be the Fund's maximum net expense ratio through June 30,
2008.

Please read the  following  important  notes  concerning  the  Composite  return information shown above:

1.   The results  shown above are for periods  less than one year.  Such results may not be sustained.

2.   The results shown above:  (i)  represent a composite of all  discretionary, fee paying, separate accounts managed using the international high dividend paying  strategy for at least one month;  (ii) reflect the  reinvestment of any  dividends  or  capital  gains;  (iii) are  shown  after  deduction  of advisory,  brokerage  or  other  expenses;  and  (iv)  do not  reflect  the reclamation of foreign tax withholding,  which the Advisor  estimates to be
     0.20% since inception; however, the Fund's performance will.

3.   All  returns  are  based  in  U.S.   dollars  and  are  computed   using  a
     time-weighted rate of return.

4.   If the Fund's  expenses  were  reflected  in the gross  performance  of the
     Composite,  such  performance  would be lower than shown.  The  Composite's results were calculated in accordance with the CFA Institute (formerly, the
     Association for Investment  Management  Research)  performance  calculation methodology.  The CFA Institute has not been involved in the preparation or review of this  information.  Results may have been  different  if the U.S.
     Securities and Exchange Commission methodology had been used instead of the
     CFA Institute methodology.

5.   The MSCI EAFE Index is a passive index that is comprised of common stock or ordinary  shares of  companies  that are located in 21 countries in Europe,
     Australasia and the Far East. The MSCI

     EAFE Value  Index is a subset of the MSCI EAFE Index and  consists of those securities classified by Morgan Stanley Capital International, Inc. as most representing  the value  style.  The indexes  reflect the  reinvestment  of dividends but do not reflect fees, brokerage  commissions or other expenses of investment. You cannot invest in an index.

6.   Past performance is not an indication of future results.

--------------------------------------------------------------------------------
                             SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES
The price of the  Fund's  shares is based on its net asset  value  ("NAV").  The
Fund's NAV per share equals the total value of its assets, less its liabilities, divided by the  number of its  outstanding  shares.  Shares are priced as of the close of regular  trading on the New York Stock Exchange (the "NYSE"),  which is usually 4:00 p.m.,  Eastern Time, on each day that the NYSE is open (a "Business
Day"). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday.

HOW TO BUY SHARES
Account Minimums.  The minimum initial investment for the Fund is $500,000.  The minimum  for  subsequent  investments  in the Fund is $1,000.  For  purposes  of satisfying  the  investment  minimum,  the Fund will  aggregate  all of the Fund accounts held by a shareholder or household.  The account  minimum is waived for employees of the Advisor,  Trustees of the Cheswold Lane Funds (the "Trust") and
their families.  The Trust's  officers may, in their  discretion,  also waive or lower the account  minimums:  (i) for customers of a financial  intermediary  or investment  advisor if the aggregate  investments of the  investment  advisor or financial  intermediary  meet the account minimum or are believed likely to meet the account minimum in the future, or (ii) in such other  circumstances that are consistent with the best interests of existing shareholders.

The Fund may, in its  discretion,  redeem your Fund shares if, in the aggregate, the value of your Fund accounts falls below  $250,000.  The Fund will not redeem your shares on this basis if the value of your  account  falls below the minimum account balance solely as a result of market conditions.  The Fund will give you
60 days' prior  written  notice to allow you to purchase  sufficient  additional shares of the Fund in order to avoid such redemption.

Methods of Buying  Shares.  You may purchase  shares  directly  from the Fund by following one of the steps below:

By Mail         o   Complete and sign the account application
                    or an IRA application. If you do not
                    complete the application properly, your
                    purchase may be delayed or rejected.

                o   Make your check payable to the "Cheswold
                    Lane Funds."  The Fund does not accept
                    cash, money orders, third party checks,
                    travelers checks, credit card checks,
                    checks drawn on banks outside the United
                    States or other checks deemed to be high
                    risk.

                o   For IRA accounts, please specify the year
                    for which the contribution is made.

                o   Mail your application and check to:
                    Cheswold Lane Funds
                    P.O. Box 2175
                    Milwaukee, WI 53201-2175

                                       10

                o   By overnight courier, send to:
                    Cheswold Lane Funds
                    803 West Michigan Street, Suite A
                    Milwaukee, WI 53233-2301

By Telephone        You may not make your initial purchase by
                    telephone.

By Wire         o   To purchase shares by wire, the Transfer
                    Agent must have received a completed
                    application and issued an account number to
                    you.  Call 1-800-771-4701 for instructions
                    prior to wiring the funds.

               o    Send  your   investment   to  UMB  Bank,   n.a.  with  these
                    instructions:

                    UMB Bank, n.a.
                    ABA# 101000695
                    For Credit to the Cheswold Lane Funds
                    A/C# 9871418316
                    For further credit to: Cheswold Lane
                    International High Dividend Fund; investor
                    account number; name(s) of investor(s); SSN
                    or TIN

To Add to an  Account:  To add to an  account,  you  may  follow  any one of the following steps:

By mail         o   Complete the investment slip that is
                    included in your account statement and
                    write your account number on your check.

                o   If you no longer have your investment slip,
                    please reference your name, account number
                    and address on your check, and the Fund's
                    name.

                o   Make your check payable to the "Cheswold Lane Funds."

                o   Mail your application and check to:
                    Cheswold Lane Funds
                    P.O. Box 2175
                    Milwaukee, WI 53201-2175

                o   By overnight courier, send to:
                    Cheswold Lane Funds
                    803 West Michigan Street, Suite A
                    Milwaukee, WI 53233-2301

By Telephone    o   You automatically have the privilege to
                    purchase additional shares by telephone
                    unless you have declined this service on
                    your account application.  You may call
                    1-800-771-4701 to purchase shares in an
                    existing account.

                o   Investments made by electronic funds
                    transfer must be in amounts of at least
                    $1,000 and not greater than $100,000.

                                       11

By wire             Send your investment to UMB Bank, n.a. with
                    these instructions:

                    UMB Bank, n.a.
                    ABA# 101000695
                    For Credit to the Cheswold Lane Funds
                    A/C# 9871418316
                    For further credit to: Cheswold Lane
                    International High Dividend Fund; investor
                    account number; name(s) of investor(s); SSN or
                    TIN.

Timing of Request to Buy Shares.  You may  purchase  the Fund's  shares at their offering price,  which is the NAV next determined after your purchase request is received in good order.  All  requests  received in good order before 4:00 p.m.,
Eastern  Time,  on a Business  Day will be executed  on that same day.  Requests received after 4:00 p.m.,  Eastern Time, on a Business Day will be processed the next Business Day at the next Business Day's NAV. A purchase request is in "good order" if it includes a completed  account  application and the dollar amount of shares to be purchased.  If you are paying with federal funds (wire), your order will considered received when the Fund or its agent receives the federal funds.

The Fund,  its  Advisor  and its  Distributor  reserve  the right to reject  any purchase  request for any reason.  The Fund may accept  orders to purchase  Fund shares  in-kind  with  securities,  rather  than  with  cash,  when the  offered securities are consistent  with the Fund's  investment  objectives and policies.
Acceptance of such  purchases will be at the Advisor's  discretion,  and will be valued in the same manner that the Fund uses to calculate its NAV.

Customer  Identification.  Mutual  funds,  including  the Fund,  must obtain and verify information that identifies  investors opening new accounts.  If the Fund is unable to collect the required information, the Fund or its agents may not be able to open a Fund account. Investors must provide their full name, residential or business address,  social security or tax  identification  number and date of birth (as  applicable).  Entities  such as  trusts,  estates,  corporations  and partnerships must provide other identifying information.  The Fund or its agents may  share  identifying  information  with  third  parties  for the  purpose  of verification.  If the Fund or its agents cannot verify  identifying  information after opening an account, the Fund reserves the right to close the account.

Automatic Investment Plan (AIP). To make regular investing more convenient,  you can open an AIP with an initial  investment  of $500,000 and a minimum of $1,000 per transaction after you start your plan. Purchases made pursuant to an AIP may not exceed $50,000 per transaction. You tell us how much to invest for you every month or  quarter.  On the day you select (you may choose the 5th,  10th,  15th,
20th, or 25th of the month), that amount is automatically  transferred from your bank account. There is no fee for this service, but if there is not enough money in your bank  account  to cover the  withdrawal  you will be charged  $20,  your purchase  will be  cancelled,  your  AIP  will  be  terminated  and you  will be responsible  for any  resulting  losses  to the  Fund.  Your  AIP  will  also be terminated  in the event two  successive  mailings  to you are  returned  by the
United  States Post Office as  undeliverable.  If this occurs,  you must call or write to reinstate  your AIP. You can terminate  your AIP at any time by calling the Fund at least five business days before your next scheduled withdrawal date.
To  implement  this  plan,   please  fill  out  the  appropriate  area  of  your
application, or call 1-800-771-4701 for assistance.

HOW TO SELL SHARES
When you purchase shares through the Fund, you may sell the shares by any one of the methods  described below. You may elect to have redemption  proceeds sent to you by check (via regular mail or overnight  courier),  wire or electronic funds transfer. If you elect to have your redemption check sent by

                                       12

overnight  courier to the address of record for your account,  a $15 fee will be deducted from your  redemption  proceeds.  If you elect to have your  redemption proceeds sent by wire to a previously designated bank account, a $15 fee will be deducted from your redemption proceeds.

The Fund normally pays  redemption  proceeds  within two Business  Days, but may take up to seven  business days. If you are selling shares you recently paid for by check,  the Fund will pay you when your check has cleared,  which may take up to 15 days.  Although the Fund may delay payment on your  redeemed  shares under such circumstances,  they will be redeemed at the NAV next determined after your redemption  request is received.  If the Federal Reserve Bank is closed on a day that  redemption  proceeds  would  ordinarily  be wired,  wiring the  redemption proceeds may be delayed one additional Business Day.

By mail         o   Send a letter of instruction that includes your
                    account number, the Fund name, the dollar value or
                    number of shares you want to redeem, and how and
                    where to send the proceeds.

               o    Sign the request exactly as the shares are  registered.  All account owners must sign.

               o    Include a Medallion signature  guarantee,  if necessary (see below).

                o   Send your request to:
                    Regular Mail                    Overnight Courier
                    Cheswold Lane Funds             Cheswold Lane Funds
                    P.O. Box 2175                   803 West Michigan Street,
                    Suite A                         Milwaukee, WI
                    Milwaukee, WI 53201-2175
                    53233-2301

By telephone    o   You automatically have the privilege to redeem
                    shares by telephone unless you have declined this
                    option on your account application.  See
                    "Telephone Transactions" below for information
                    about possible limitations on telephone
                    redemptions.

                o   Call 1-800-771-4701, between 7:00 a.m. and 7:00
                    p.m. Central Time.  You may redeem as little as
                    $1,000 but no more than $50,000.

Timing of Request to Sell Shares.  Redemption  requests received in "good order"
before the close of the NYSE  (usually  4:00 p.m.  Eastern Time) on any Business
Day will be processed at that day's NAV.  "Good order" means that all shares are paid for, and that you have included all required  documentation  along with any required Medallion signature guarantees.

Please note that the Fund may require  additional  documents for  redemptions by
corporations,   executors,   administrators,   trustees,   guardians   or  other
fiduciaries.  If you  have any  questions  about  how to  redeem  shares,  or to determine if a Medallion signature guarantee or other documentation is required, please call 1-800-771-4701.

Redemption  Fee.  Shares of the Fund sold  within  90 days of  purchase  will be assessed a redemption fee of 2.00%. This redemption fee is imposed to discourage short-term  trading and is paid to the Fund to help offset any costs  associated with  fluctuations  in Fund  asset  levels  and cash flow  caused by  short-term shareholder  trading.  The  redemption  fee will not  apply to  shares  acquired through the reinvestment of dividends or distributions.  The redemption fee will also not apply to  employer-sponsored  retirement plans such as 401(k) plans, or to  other  accounts  to  which  the  application  of the  redemption  fee is not technologically  feasible,  such as certain  omnibus  accounts  maintained  by a financial  intermediary;  it will,  however,  apply to  custody,  trust or other fiduciary  accounts  held directly by the Fund through its Transfer  Agent.  The redemption  fee is  deducted  from the  proceeds of the  redemption  and is paid directly to the

                                       13

Fund.  If you bought shares in the Fund on different  days,  the shares held the longest  will  be  redeemed  first  for  purposes  of  determining  whether  the redemption fee applies (i.e., "first-in, first-out").

The Trust  reserves the right to modify or eliminate the  redemption  fee at any time and will give 60 days' prior written notice of any material changes to such policy,  unless  otherwise  provided by law.  The  redemption  fee policy may be modified or amended in the future to reflect,  among other  factors,  regulatory requirements mandated by the U.S. Securities and Exchange Commission.

Systematic  Withdrawal Plan (SWP).  You can have shares  automatically  redeemed from your account on a regular  basis by using our SWP. You may take  systematic withdrawals  of between $1,000 and $50,000 on a monthly or quarterly  basis,  on the 5th, 10th,  15th,  20th, or 25th of the month.  The proceeds of a withdrawal can be sent by check to your address of record,  or sent by electronic  transfer to  your  bank.  If you  want  to  implement  this  plan,  please  fill  out the appropriate area of your application or call 1-800-771-4701 for assistance.

Telephone Transactions.  In times of drastic economic or market conditions,  you may have difficulty  redeeming shares by telephone.  The Fund reserves the right to  temporarily  discontinue  or limit  the  telephone  purchase  or  redemption privileges  at any time  during such  periods.  The Fund  reserves  the right to refuse a telephone  redemption  request if it believes it is advisable to do so.
The  Fund  uses  procedures   reasonably  designed  to  confirm  that  telephone
redemption  instructions  are  genuine.  These may include  recording  telephone transactions,  testing  the  identity  of  the  caller  by  asking  for  account information  and sending  prompt written  confirmations.  The Fund may implement other procedures from time to time. If these  procedures are followed,  the Fund and its service  providers will not be liable for any losses due to unauthorized or fraudulent instructions.

Medallion  Signature  Guarantees.  The Fund will require the Medallion signature guarantee  of each  account  owner in the  following  situations:  (1) to change ownership  on your  account;  (2) to send  redemption  proceeds  to a  different address  than is currently  on the  account;  (3) to have the  proceeds  paid to someone other than the account's owner; (4) to transmit  redemption  proceeds by federal funds wire or automated  clearinghouse to a bank other than your bank of record; (5) to add telephone privileges;  (6) to change the name on your account due to marriage or divorce; (7) to transfer your Fund IRA to another fund family
(on the IRA transfer form); (8) if a change of address request has been received by the Transfer Agent within the last 60 days; or (10) if your redemption is for
$50,000 or more.

A Medallion signature  guarantee request may not be sent by facsimile.  The Fund requires  Medallion  signature  guarantees to protect both you and the Fund from possible  fraudulent  requests  to redeem  shares.  You can  obtain a  Medallion signature  guarantee from most  broker-dealers,  national or state banks, credit unions, federal savings and loan associations or other eligible institutions.  A notary  public is not an acceptable  signature  guarantor.  Medallion  signature guarantee  requirements also apply to certain transactions on accounts involving executors,  administrators,  trustees or guardians.  To determine if a Medallion signature guarantee is required, please call 1-800-771-4701.

VALUATION OF PORTFOLIO SECURITIES AND USE OF FAIR VALUE PRICING
The Fund  values  its  investments  for  which  market  quotations  are  readily available at market value. Investments in other registered mutual funds, if any, are  valued  based on the NAV of those  mutual  funds,  which may use fair value
pricing  as  discussed  in  their  prospectuses.   The  Fund  values  short-term
investments   that  will  mature  within  60  days  at  amortized  cost,   which
approximates  market value. The Fund values all other  investments and assets at their fair value.

The Fund  translates  prices  for its  investments  that are  quoted in  foreign currencies into U.S. dollars at current exchange rates. As a result,  changes in the value of those currencies in relation to the U.S. dollar

                                       14

may affect the Fund's NAV.  Because  foreign  markets  may be open at  different times  than the NYSE,  the value of the  Fund's  shares  may change on days when shareholders  are not able to buy or sell them. If events  materially  affecting the values of the Fund's  foreign  investments,  in the opinion of the  Advisor, occur between the close of foreign  markets and the close of regular  trading on the NYSE,  or if reported  prices are believed by the Advisor to be  unreliable, these  investments  will be valued  at their  fair  value.  The Fund may rely on third-party pricing vendors to monitor for events that may materially affect the values of the Fund's foreign  investments during the period between the close of foreign  markets and the close of regular  trading on the NYSE.  The Fund uses a pricing service to assist in the  determination of market value. If events occur following the close of foreign markets that materially  affect the values of the
Fund's  foreign  investments,  the  pricing  service  will  assist  the  Fund in determining the fair market values of such foreign investments.

The use of fair  value  pricing  by the Fund may cause the NAV of its  shares to differ from the NAV that would be calculated by using closing market prices. Due to the  subjective  nature  of  fair  value  pricing,  the  Fund's  value  for a particular security may be different from the last quoted market price.

FREQUENT TRADING OF FUND SHARES
The Fund is intended for long-term investors.  The Fund is not designed to serve as a vehicle for frequent trading in response to short-term  fluctuations in the foreign  securities  markets.  Frequent  trading  of  Fund  shares  may  lead to increased transaction costs to the Fund, less efficient management of the Fund's portfolios (by disrupting portfolio investment  strategies) and taxable gains to the  remaining  shareholders,  resulting  in dilution of the value of the shares held by  long-term  shareholders.  Accordingly,  the Fund,  its  Advisor  or its
Distributor  will reject  purchases  that they have  determined  could result in actual or potential harm to the Fund.

The Fund may be  subject  to the risk of one  form of  frequent  trading  called time-zone  arbitrage,  where  shareholders of the Fund seek to take advantage of time-zone  differences  between the close of foreign markets in which the Fund's investments  trade and the  close of the  NYSE.  The  Fund's  use of fair  value pricing  as  described  above is  designed  to help  prevent  this  dilution  to long-term shareholders that could result from time zone arbitrage.

Because the Fund is designed for long-term  shareholders,  the Board of Trustees has adopted  policies  and  procedures  that are  designed to restrict  frequent purchases and  redemptions  of the Fund's  shares.  The Fund will impose a 2.00%
redemption fee on the total  redemption  amount  (calculated at market value) if you sell your shares after holding them for 90 days or less.  The redemption fee is paid  directly to the Fund and is designed to offset  brokerage  commissions, market impact and other costs associated with short-term trading.

This  redemption fee is intended to discourage  short-term  trading and the Fund will monitor the  assessment of redemption  fees against your account as part of its monitoring of frequent  trading in Fund shares.  The redemption fee will not apply in the following circumstances:  redemptions to pay distributions or loans from certain  defined  contribution  plans;  redemptions  from  certain  omnibus accounts;  redemptions  in the  event  of  shareholder  death  or  post-purchase disability;  redemptions  made as  part of a  systematic  withdrawal  plan;  and transactions  for a discretionary  investment  management  client of the Advisor when the  client has  provided  the  Advisor  with  advance  notice of a planned redemption and the Advisor retains discretion to effect the redemption on behalf of the client.

In  addition  to the  redemption  fee,  the  Board  has  adopted  the  following additional  policies and procedures.  Any shareholder  that is confirmed to have initiated four or more round trips (via purchases or redemptions),  all equal to or greater than $10,000 in value within a 180-day period will receive a warning.

                                       15

If subsequent  activity of two or more round trips occurs  within 180 days,  the shareholder will not be permitted to purchase additional shares of the Fund.

There is no assurance that these  policies and  procedures  will be effective in limiting frequent trading in all accounts. For example, the Fund may not be able to  effectively  monitor,  detect or limit  short-term  or excessive  trading by underlying  shareholders  that occurs  through  omnibus  accounts  maintained by broker-dealers or other financial intermediaries.

The Fund reserves the right to refuse future  purchases of shares of the Fund if you are deemed to be engaging in illegal activities (such as late trading) or in activities otherwise detrimental to the Fund (such as market timing).

DISTRIBUTIONS AND TAXES
Distributions.  The Fund has  elected to be treated  as a  regulated  investment company  under  Subchapter  M of  the  Internal  Revenue  Code.  As a  regulated investment company,  the Fund generally pays no federal income tax on the income and gains it distributes to you.  Dividends and capital gains,  if any, are paid semi-annually.  The  amount  of any  distribution  will  vary,  and  there is no guarantee  the Fund  will pay  either  an  income  dividend  or a  capital  gain distribution.  We  automatically  reinvest all  dividends  and any capital gains unless you indicate otherwise.

Annual  Statements.  Every January,  you will receive a statement that shows the tax status of  distributions  you received in the previous  year.  Distributions declared  in  December  but paid in January  are taxable as if they were paid in
December.  Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your  statement,  the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to  shareholders.  However,  when necessary,  the Fund will send you a corrected
Form 1099-DIV to reflect reclassified information.

Avoid "Buying A Dividend."  If you invest in the Fund shortly  before the record date of a taxable  distribution,  the  distribution  will lower the value of the
Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax  Considerations.   In  general,   if  you  are  a  taxable  investor,   Fund
distributions  are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your  distributions in additional Fund shares or receive them in cash.

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares. A portion of income  dividends  designated by the Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term  capital gain rates provided  certain holding period  requirements are met.

A sale or  redemption  of Fund  shares is a taxable  event and,  accordingly,  a capital gain or loss may be recognized.

                                       16

Fund  distributions  and gains  from the sale or  exchange  of your Fund  shares generally  are subject to state and local taxes.  If the Fund  qualifies to pass through to you the tax benefits from foreign  taxes it pays on its  investments, and elects to do so, then any foreign taxes it pays on these  investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S.  withholding  and  estate  tax,  and are  subject to  special  U.S.  tax certification requirements.

This  discussion of  "Distributions  and taxes" is not intended or written to be used as tax advice.  Because  everyone's  tax  situation  is unique,  you should consult  your tax  professional  about  federal,  state,  local or  foreign  tax consequences before making an investment in a Fund.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

No financial  information is presented for the Fund because it had not commenced operations prior to the date of this Prospectus.

                                       17

                               INVESTMENT ADVISOR
                       Cheswold Lane Asset Management, LLC
                         West Conshohocken, Pennsylvania

                                   DISTRIBUTOR
                         UMB Distribution Services, LLC
                              Milwaukee, Wisconsin

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                         Briggs Bunting & Dougherty, LLP
                           Philadelphia, Pennsylvania

                                  LEGAL COUNSEL
                       Stradley Ronon Stevens & Young, LLP
                           Philadelphia, Pennsylvania

                         ADMINISTRATOR, TRANSFER AGENT,
                               AND FUND ACCOUNTANT
                             UMB Fund Services, LLC
                              Milwaukee, Wisconsin

                                    CUSTODIAN
                                 UMB Bank, n.a.
                              Kansas City, Missouri

                                       18

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you want more  information  about  the  Fund,  the  following  documents  are available free, upon request:

SHAREHOLDER REPORTS
Additional  information  about the Fund's  investments  will be available in the
Fund's annual and semi-annual  reports to  shareholders.  As of the date of this
Prospectus,  annual and  semi-annual  reports are not yet available  because the
Fund has not commenced operations.  When available,  the Fund's annual report to shareholders  will include a discussion of the market  conditions and investment strategies that  significantly  affected the Fund's  performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI  provides  more  information  about the Fund and is legally part of this
Prospectus (i.e., it is incorporated by reference).

HOW TO OBTAIN DOCUMENTS
You may obtain free copies of the Fund's annual and  semi-annual  reports,  when
available,    and   the   SAI    through    the    Fund's    internet    website
(www.cheswoldlanefunds.com) or by calling 1-800-771-4701.

You may also review and copy information about the Fund,  including  shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange
Commission (the "SEC") in Washington,  D.C. You may obtain information about the
operations  of  the  SEC's  Public   Reference   Room  by  calling  the  SEC  at
1-202-551-8090. You may obtain copies of reports and other information about the
Fund for a fee, by electronic  request at  publicinfo@sec.gov  or by writing the
SEC's Public Reference Section,  Washington,  D.C. 20549-0102;  or for free from the EDGAR Database on the SEC's website at www.sec.gov.

FUND SYMBOL
                            CUSIP             NASDAQ
Institutional Shares      166684100           CLIDX

Cheswold Lane Funds Investment Company Act File No. 811-21891.